SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2005

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
 (Address of Principal Executive Office)

(205) 444-4600
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2005, the Company filed a Certificate of Amendment of Certificate of Designation establishing the Voting Powers, Designations, Preferences, Limitations, Restrictions, and Relative Rights of Series B Junior Participating Preferred Stock such that the number of shares constituting the Series B Preferred Stock shall be 45,000 for it to match the authorized shares of Common Stock on a per 1,000 basis.

A copy of the Certificate of Amendment of Certificate of Designation is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits:

Exhibit	Description

3.1	Certificate of Amendment of Certificate of Designation for Series B Junior Participating Preferred Stock.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Michael A. Darwin

Michael A. Darwin
Chief Financial Officer and Chief
Accounting Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment of Certificate of Designation for Series B Junior Participating Preferred Stock.